CITA BIOMEDICAL, INC.

                         SPECIAL MEETING OF STOCKHOLDERS
                        To Be Held on February ___, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Joseph Dunn and Michael C. Hinton, and each of them, the attorneys and proxies of the undersigned with full power of substitution to appear and to vote all of the common shares of Cita Biomedical, Inc., held of record by the undersigned on January 31, 2002, at the Special Meeting of Stockholders to be held on February __, 2002, at 10:00 a.m. Pacific Daylight Time, or any adjournment thereof, as indicated below and, in their discretion, on other matters which properly come before the meeting.

1. TO APPROVE THE COMPANY'S 2002 STOCK OPTION PLAN FOR EMPLOYEES, CONSULTANTS AND ADVISORS.

[ ]  FOR                              [ ]  AGAINST                 [ ]  ABSTAIN

2. TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED TO 250,000,000 AND 30,000,000 PREFERRED SHARES.

[ ]  FOR                              [ ]  AGAINST                 [ ]  ABSTAIN

3.       TO APPROVE THE CHANGE OF INCORPORATION FROM COLORADO TO DELAWARE.

[ ]  FOR                              [ ]  AGAINST                 [ ]  ABSTAIN
4. IN THEIR DISCRETION, ON OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CITA BIOMEDICAL, INC. IF NO VOTE IS INDICATED, THIS PROXY WILL BE VOTED WITH AUTHORITY FOR PROPOSALS 1, 2 AND 3.

                     (PLEASE SIGN AND DATE ON REVERSE SIDE)


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                          (CONTINUED FROM REVERSE SIDE)


YOU ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THIS PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

IMPORTANT:
Please sign exactly as your name or names appear on the share certificates, and when signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. the signatory is a corporation, sign the full corporate name by duly authorized officer, or if a partnership, sign in partnership name by authorized person.


Dated:   _____________________________, 2002    _______________________________
                                                Signature

                                                --------------------------------
                                                Signature